UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	File No 000-50886	59-3778427
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry Into a Definitive Material Agreement.
Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
Exhibit 4.1

Fifth Supplemental Indenture, dated February 13, 2013 among Virgin Media Secured Finance PLC, Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Investment Holdings Limited, the Subsidiary Guarantors named therein, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

Exhibit 4.2

Second Supplemental Indenture, dated February 13, 2013 among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

Exhibit 99.1	Press Release, dated February 13, 2013, issued by Virgin Media Inc.
Exhibit 99.2	Press Release, dated February 13, 2013, issued by Virgin Media Inc.
Exhibit 99.3	Press Release, dated February 15, 2013, issued by Virgin Media Inc.

Item 1.01. Entry into a Definitive Agreement.

In connection with the consent solicitation previously announced on February 6, 2013, on February 13, 2013, Virgin Media Inc. (the “Company”) announced that (i) its subsidiary Virgin Media Secured Finance PLC (“VMSF”) had received sufficient consents to waive and amend certain provisions in the indenture dated January 19, 2010 relating to its dollar denominated 6.50% senior secured notes due 2018 and sterling denominated 7.00% senior secured notes due 2018 (collectively, the “2018 Notes”) and (ii) its subsidiary Virgin Media Finance PLC (“VMF”) had received sufficient consents to waive and amend certain provisions in the indenture dated November 9, 2009 relating to VMF’s dollar denominated 8.375% senior secured notes due 2019 and sterling denominated 8.875% senior secured notes due 2019 (collectively, the “2019 Notes”).

The Company had sought the consent of holders of the 2018 Notes and 2019 Notes to waive their right to a repurchase offer which would result from the change of control due to the merger of Liberty Global, Inc. (“LGI”) and the Company and waive any and all other defaults which may arise as a result of the merger with LGI previously announced by the Company.

With respect to the indentures dated November 9, 2009 and January 19, 2010, the waivers sought in the consent solicitation have been made effective pursuant to, respectively, a second supplemental indenture and a fifth supplemental indenture, each executed February 13, 2013.  The amendments contained in the supplemental indentures will only be operative upon successful completion of the merger.

Copies of the supplemental indentures relating to the 2018 Notes and 2019 Notes are attached hereto as Exhibit 4.1 and 4.2 and incorporated by reference herein and in the Registration Statement. The foregoing description is qualified in its entirety by reference to the exhibits.

Item 8.01. Other Events.

On February 15, 2013, the Company announced that the consent solicitations in respect of the 2018 Notes, the 2019 Notes and VMSF’s dollar denominated 5.25% senior secured notes due 2021 and sterling denominated 5.50% senior secured notes due 2021 (collectively, the “2021 Notes”) had expired.

Copies of the press releases issued by the Company in connection with the consent solicitations and entry into the supplemental indentures are attached as Exhibit 99.1 and 99.2 and incorporated herein by reference.  A copy of the press release issued by the Company relating to the expiration of the consent solicitations for the 2018 Notes, 2019 Notes and 2021 Notes is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibits

4.1 Fifth Supplemental Indenture, dated February 13, 2013 among Virgin Media Secured Finance PLC, Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Investment Holdings Limited, the Subsidiary Guarantors named therein, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

4.2 Second Supplemental Indenture, dated February 13, 2013 among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

99.1 Press Release, dated February 13, 2013, issued by Virgin Media Inc. relating to the consents received from holders of 2018 Notes

99.2 Press Release, dated February 13, 2013, issued by Virgin Media Inc. relating to the consents received from holders of 2019 Notes

99.3 Press Release, dated February 15, 2013, issued by Virgin Media Inc. relating to the expiration of the consent solicitations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2013

VIRGIN MEDIA INC.

	By:	/s/ Howard Kalika
	Name:	Howard Kalika
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1

Fifth Supplemental Indenture, dated February 13, 2013 among Virgin Media Secured Finance PLC, Virgin Media Inc., Virgin Media Finance PLC, Virgin Media Investment Holdings Limited, the Subsidiary Guarantors named therein, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

Exhibit 4.2

Second Supplemental Indenture, dated February 13, 2013 among Virgin Media Finance PLC, Virgin Media Inc., Virgin Media Group LLC, Virgin Media Holdings Inc., Virgin Media (UK) Group, Inc., Virgin Media Communications Limited, Virgin Media Investment Holdings Limited, Virgin Media Investments Limited, The Bank of New York Mellon as trustee and paying agent and The Bank of New York Mellon Luxembourg S.A. as Luxembourg paying agent.

Exhibit 99.1	Press Release, dated February 13, 2013, issued by Virgin Media Inc.
Exhibit 99.2	Press Release, dated February 13, 2013, issued by Virgin Media Inc.
Exhibit 99.3	Press Release, dated February 15, 2013, issued by Virgin Media Inc.